                                                                  Exhibit 4.6(a)

                      EXHIBIT A - FORM OF SUBORDINATED NOTE

                       [FORM OF FACE OF SUBORDINATED NOTE]

         FORM OF LEGEND FOR GLOBAL NOTE: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY, RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND
         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO STATE STREET BANK AND

         TRUST COMPANY, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(C) or 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE NOTE EVIDENCED HEREBY.



No. ____________                                                $_______________

                                ALKERMES, INC.             CUSIP:  01642T AA6

                  3-3/4% Convertible Subordinated Note due 2007

         Alkermes, Inc., a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to ____________________, or registered assigns, the principal sum of ______
____________________________________ Dollars on February 15, 2007, and to pay
interest on said principal sum semi-annually on February 15 and August 15 of each year, commencing on August 15, 2000, at the rate per annum specified in the title of this Note. The interest so payable on any February 15 or August 15 will be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the February 1 or August 1 (whether or not a Business Day) next preceding such February 15 or August 15, respectively, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Payment of the principal of and interest accrued on this Note shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which shall initially be the office or agency of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the registered address of the person entitled thereto; provided further that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $2,000,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instruction supplied by such holder to the Trustee and paying agent (if different from the Trustee).

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on this Note to the prior payment in full of all Senior Indebtedness as defined in the Indenture and provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

                                                        ALKERMES, INC.


Dated:                                               By: ____________________
                                                         Name:
                                                         Title:


                                                     Attest:


                                                     ___________________________
                                                     [Assistant] Secretary


                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes described in the within-named Indenture.


                                          State Street Bank and Trust Company,
                                          as Trustee



                                          By:__________________________
                                               Authorized Signatory

                     [FORM OF REVERSE OF SUBORDINATED NOTE]

                                 ALKERMES, INC.

                  3-3/4% Convertible Subordinated Note due 2007


         This Note is one of a duly authorized issue of Notes of the Company, designated as its 3-3/4% Convertible Subordinated Notes due 2007 (herein called the " Notes"), limited to the aggregate principal amount of $250,000,000 all issued or to be issued under and pursuant to an Indenture, dated as of February 18, 2000 (herein called the "Indenture"), between the Company and State Street Bank and Trust Company (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, or impair or change in any respect adverse to the holders of the Notes, the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event, or impair or adversely affect the right of any Noteholder to institute suit for the payment thereof, change the currency in which the Notes are payable, or impair or change in any respect adverse to the Noteholders, the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture, including Section 15.6 thereof, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of or any redemption price of any of the Notes or a failure by the Company to convert any Notes into Common Stock of the Company. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Note is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney in fact for such purpose.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         The Company may, at its option, redeem some or all of the principal of this Note at any time prior to February 19, 2003, at a redemption price equal to the principal amount of this Note (or any portion of such principal amount which is $1,000 or an integral multiple thereof) plus accrued and unpaid interest on the portion of the principal redeemed to the redemption date if (1) the closing price of the Common Stock has exceeded 200% of the Conversion Price for at least 20 Trading Days in the consecutive 30-Trading Day period ending on the Trading Day immediately prior to the mailing of the notice of redemption and (2) the shelf registration statement covering resale of this Note and the Common Stock underlying this Note is effective and expected to remain effective and available for use for the 30 days following the redemption date.

         If the Company redeems some or all of this Note prior to February 15, 2001, the Company will also make an additional payment on the redeemed portion of this Note equal to one year of interest accrued on the principal of this Note (or any portion hereof redeemed), minus the amount of any interest the Company actually paid on this Note (or such portion hereof) prior to the date it mailed the notice. The Company must make these additional payments on any Note called for redemption, including Notes converted after the date the notice is mailed.

         At any time on or after February 19, 2003, and prior to February 15, 2007, the Notes may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days before the date fixed for redemption to the holders of Notes at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest to, but excluding, the date fixed for redemption.

         If redeemed during the 12-month period beginning February 15 (beginning February 19, 2003 through February 14, 2004, in the case of the first such period):

                    YEAR                                                 REDEMPTION PRICE
                     2003..............................................         102.14%
                     2004..............................................         101.61
                     2005..............................................         101.07
                     2006..............................................         100.54


and 100% at February 15, 2007 and thereafter; provided, that if the date fixed for redemption is a February 15 or August 15, then the interest payable on such date shall be paid to the holder of record on the next preceding February 1 or August 1.

         The Notes are not subject to redemption through the operation of any sinking fund.

         Subject to the provisions of the Indenture, the holder hereof has, at its option, the right, at any time or on or prior to the close of business on February 15, 2007 (except that, with respect to all or any portion hereof called for redemption, such right shall terminate except as provided in the fifth paragraph of Section 15.2 and Section 3.4 of the Indenture at the close of business on the Business Day preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption)), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion hereof to be converted by the Conversion Price then in effect at such time, upon surrender of this Note, together with a conversion notice as provided in the Indenture and this Note, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or such other office maintained by the Company pursuant to Section 15.2 under the Indenture, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. If the holder if this Note has delivered a notice in accordance with Section 16.2 of the Indenture regarding such holder's election to require the Company to repurchase such holder's Notes following the occurrence of a Repurchase Event then this Note may be converted only if such holder withdraws such notice by delivering a written notice of withdrawal to the Company prior to the close of business on last Business Day prior to the day fixed for repurchase. The initial Conversion Price shall be $135.50 (equivalent to 7.38 shares of Common Stock for each $1,000 principal amount of the Notes). The Conversion Price of the Note is subject to adjustment as provided in the Indenture under certain circumstances. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that if this Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest through the close of business on the Business Day preceding the following interest payment date, this Note (unless it or the portion being converted shall have been called for redemption and a notice of redemption has been mailed to the holders of the Notes pursuant to Section 3.2 of the Indenture) must be accompanied by payment, in New York Clearing House funds, or other funds acceptable to the Company, equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. No fractional shares of Common Stock will be issued upon any conversion, but an adjustment in cash will be paid to the holder, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

         Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Notes at an amount equal to the applicable redemption price, together with accrued interest to the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such holders.

         If, at any time prior to February 15, 2007 there shall occur a Repurchase Event, then the holder of this Note shall have the right, at such holder's option, to require the Company to repurchase all or any portion of the Notes (in principal amounts of $1,000 or integral multiples thereof) on the date that is forty (40) calendar days after the date of the Company Notice (or, if such 40th day is not a Business Day, the next succeeding Business Day). A "Repurchase Event" means either (a) a termination of trading of the Common Stock on a national securities exchange or established automated over-the-counter trading market in the United States or (b) a "change in control" of the Company pursuant to one of the events set forth in the Indenture. If the holder of this Note elects to require the Company to repurchase this Note, such repurchase shall be made in cash at a price equal to 105% of the principal amount of this Note redeemed, together with accrued interest, if any, applicable to such portion, to but excluding the repurchase date (or, at the option of the Company, by delivery of Common Stock in accordance with the provisions of Section 16.3 of the Indenture). If the repurchase date is February 15 or August 15 then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding February 1 or August 1, respectively. This Note may not be redeemed upon a Repurchase Event if there has occurred and is continuing an Event of Default, other than a default in the payment of the Repurchase Price with respect to the Note on the repurchase date.

         To exercise a repurchase right, the holder of this Note must deliver to the Trustee on or before the thirty-fifth (35th) day after the Company Notice was delivered (i) written notice to the Company (or agent designated by the Company for such purpose) of the holder's exercise of such right, which notice shall set forth the name of the holder, the principal amount of this Note to be repurchased, a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) this Note, duly endorsed for transfer to the Company. Election of repurchase by the holder of this Note shall be revocable at any time prior to, but excluding, the repurchase date, by delivering written notice to that effect to the Trustee prior to the close of business on the Business Day prior to the repurchase date.

         If this Note is to be repurchased only in part it shall be surrendered to the Trustee duly endorsed for transfer to the Company and accompanied by appropriate evidence of genuineness and authority satisfactory to the Company and the Trustee duly executed by, the holder hereof (or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of this Note without service charge, a new Note or Notes, containing identical terms and conditions, of any authorized denomination as requested by the holder hereof in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of this Note.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or its paying agent which shall initially be State Street Bank and Trust Company, N.A., an Affiliate of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith, and bearing restrictive legends required by the Indenture.

         The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS


         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT-       Custodian
                                                      -------         ----------
TEN ENT - as tenants by the                            (Cust)           (Minor)
          entireties                          under Uniform Gifts to Minors
JT TEN  - as joint tenants with     Act
          right of survivorship         ----------------------------------------
          and not as tenants in                        (State)
          common


                    Additional abbreviations may also be used
                          though not in the above list.

                           [FORM OF CONVERSION NOTICE]

                                CONVERSION NOTICE


To:      Alkermes, Inc.

         The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.


Dated:___________________


                                              __________________________________


                                              __________________________________
                                              Signature(s)


Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange
Commission Rule 17Ad-15 if shares of Common
Stock are to be issued, or Notes to be
delivered, other than to and in the name of the registered holder.

___________________________________________
Signature Guarantee

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:


_______________________________________
(Name)

_______________________________________
(Street Address)

_______________________________________
(City, State and Zip Code)

_______________________________________
Please print name and address


                                       Principal amount to be converted (if less than all): $______,000


                                       __________________________________
                                       Social Security or Other Taxpayer
                                       Identification Number

                           [FORM OF REPURCHASE NOTICE]

                                REPURCHASE NOTICE

To:  Alkermes, Inc.

         The undersigned registered owner of this Note hereby acknowledges receipt of the Company Notice of a Repurchase Event and hereby exercises the option to have the Company repurchase this Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated for cash, or, at the option of the Company as set forth in the Company Notice, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note. If the consideration to be received consists of cash, it shall be delivered to the registered holder hereof. If the consideration to be received consists of shares of Common Stock, the undersigned directs that the shares issuable and deliverable upon such repurchase, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not repurchased are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:_____________________


                                                     ___________________________


                                                     ___________________________
                                                              Signature(s)


Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange
Commission Rule 17Ad-15 if shares of Common
Stock are to be issued, or Notes to be
delivered, other than to and in the name of the registered holder.


____________________________________________
Signature Guarantee

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:


__________________________________
(Name)

__________________________________
(Street Address)

__________________________________
(City, State and Zip Code)

Please print name and address


                                  Principal amount to be repurchased (if less than all): $______,000


                                  ___________________________________________
                                  Social Security or Other Taxpayer
                                  Identification Number

                              [FORM OF ASSIGNMENT]

         For value received_____________________________ hereby sell(s), assign(s) and transfer(s) unto____________________________ (Please insert social security or Taxpayer Identification Number of assignee) the Note, and hereby irrevocably constitutes and appoints
________________________________________________ attorney to transfer the said
Note on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Note occurring within two years of the original issuance of such Note (unless such Note is being transferred pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

          [ ] To Alkermes, Inc. or a subsidiary thereof; or

          [ ] Pursuant to and in compliance with Rule 144A under the Securities
              Act of 1933, as amended; or

          [ ] Pursuant to and in compliance with Rule 144 under the Securities
              Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

          [ ] The transferee is an Affiliate of the Company.


Dated:_________________________________

_______________________________________

_______________________________________
Signature(s)

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange
Commission Rule 17AD-15 if shares of Common
Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

____________________________________________
Signature Guarantee


NOTICE: The signature on the conversion notice, the repurchase notice or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.



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